SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 26, 2000
                                                           ------------


                             WASTE INDUSTRIES, INC.
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                 North Carolina
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


             0-22417                                       56-0954929
------------------------------------------     ---------------------------------
     (Commission file Number)                         (IRS Employer ID Number)


           3301 Benson Drive, Suite 601, Raleigh, North Carolina 27609
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code              (919) 325-3000
                                                             -------------------


               3949 Browning Place, Raleigh, North Carolina 27609
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                                EXPLANATORY NOTE

          On June 12, 2000, Waste Industries, Inc. filed with the Securities and Exchange Commission a Current Report on Form 8-K announcing the completion of an asset swap transaction with Allied Waste Industries. As part of the transaction, the Registrant acquired Allied's solid waste landfill located in Sampson County, North Carolina, and its hauling operation in Fayetteville, North Carolina. At the time we filed the Current Report on Form 8-K, we anticipated that financial statements for the acquired business operations and pro forma financial information, pursuant to Item 7 of Form 8-K, would be required, and we reported our intention to file required financial statements as soon as practicable, but not later than August 11, 2000, as required by Item 7.
However, upon subsequent review of financial statements and other data related to the acquired business operations, we have determined that under the terms of
Item 7 of Form 8-K, the filing of financial statements and pro forma financial information for the acquired business operations pursuant to Item 7 is not required, and such statements and information will not be filed.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.

         2.3* Purchase Agreement dated as of May 26, 2000, among the Registrant, BFI Waste Systems of North America, Inc., and Allied Waste Industries, Inc., pertaining to the purchase and sale of Sampson County Disposal, Inc.


         2.4* Purchase Agreement dated as of May 26, 2000, among the Registrant, BFI Waste Systems of North America, Inc., and Allied Waste Industries, Inc., pertaining to the purchase and sale of collection operations assets in Fayetteville, North Carolina.

         2.5* Purchase Agreement dated as of May 26, 2000, among Browning-Ferris Industries of Tennessee, Inc., Allied Services, LLC, the Registrant and Waste Industries of Georgia, Inc., pertaining to the purchase and sale of collection operations assets in Ooltewah, Tennessee, and Dalton, Georgia.


------------
*Incorporated by reference to the Current Report on Form 8-K filed by the Registrant with the Securities and Exchange Commission on June 12, 2000.

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 WASTE INDUSTRIES, INC.



Date: July 18, 2000                               /s/ Stephen C. Shaw
                                                 --------------------
                                                 Stephen C. Shaw,
                                                 Chief Financial Officer
                                                 (Principal Financial Officer)